UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	May 29, 2015
AQUA POWER SYSTEMS INC.
(Exact name of registrant as specified in its charter)
Nevada	333-183272	27-4213903
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1107 Town Creek Road, Eden, NC		27288
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code	(336) 432-2623
N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.02	Termination of a Material Definitive Agreement

On April 9, 2014, we entered into share exchange agreement with Tadashi Ishikawa, our director and President and who is also a certain shareholder (the “Shareholder”) of Aqua Power System Japan Kabushiki Kaisha (“Aqua Power Japan”), and Aqua Power Japan, a corporation in Japan. Pursuant to the terms of the agreement, we agreed to purchase all issued and outstanding shares of Aqua Power Japan. The Agreement confirms the mutual intention of our company and Aqua Power Japan to enter into a business combination (the “Transaction”) to be effected by the purchase by us of all of the issued and outstanding shares of Aqua Power Japan from the Shareholder.

On May 29, 2015, we entered into termination agreement with the Shareholder and Aqua Power Japan. Pursuant to the terms of the agreement, we mutually agreed to terminate the share exchange agreement and the Transaction.

Item 1.01	Entry into a Material Definitive Agreement

On May 29, 2015, we entered into a licensing and option agreement with the Shareholder, and Aqua Power Japan. Pursuant to the terms of the licensing and option agreement, we agreed to purchase:

1.	an exclusive worldwide license to the Intellectual Property and Products (as defined in the Licensing and Option Agreement) (the “License”) in exchange for a 10% royalty on the net sales by us derived from the use of the License; and

2.	an option to purchase an aggregate of 9,890 shares registered to and legally and beneficially owned by the Shareholder representing all of the issued and outstanding shares of Aqua Power Japan that is exercisable upon:

a.	our company paying $50,000 to Aqua Power Japan on or before Friday June 5, 2015, $100,000 to Aqua Power Japan on or before Friday June 12, 2015 and $100,000 on or before Friday June 19, 2015; and

b.	our company issuing to the Shareholder 3,806,559 common shares of our company at a price of $0.20 per common share being an aggregate of $761,311.61 on or before July 15, 2015.

The foregoing description of the agreements are qualified in its entirety by the contents of the agreements attached as exhibits to this current report.

Item 9.01	Financial Statements and Exhibits.

10.1	Form of Share Exchange Agreement among our company, Tadashi Ishikawa and Aqua Power System Japan Kabushiki Kaisha dated April 9, 2015 (incorporated by reference to our Current Report on Form 8-K filed on April 14, 2015 filed as Exhibit 10.1).

10.2	Termination Agreement among our company, Tadashi Ishikawa and Aqua Power System Japan Kabushiki Kaisha dated May 29, 2015.

10.3	License and Option Agreement among our company, Tadashi Ishikawa and Aqua Power System Japan Kabushiki Kaisha dated May 29, 2015.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AQUA POWER SYSTEMS INC.

/s/Tadashi Ishikawa

Tadashi Ishikawa

President and  Director

Date:     May 29, 2015